Exhibit 99.21

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-K

KEY PERFORMANCE FACTORS
June 30, 1997



        Expected B Maturity                                        11/17/03


        Blended Coupon                                              5.8693%



        Excess Protection Level
          3 Month Average   4.39%
          June, 1997   4.86%
          May, 1997   4.52%
          April, 1997   3.81%


        Cash Yield                                  17.16%


        Investor Charge Offs                         4.60%


        Base Rate                                    7.71%


        Over 35 Day Delinquency                      4.57%


        Seller's Interest                           10.08%


        Total Payment Rate                          12.14%


        Total Principal Balance                     $27,184,721,330.37


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $2,741,483,811.88